UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported: August 31, 2005)

                                 GOLDSTRIKE INC.
 -------------------------------------------------------------------------------
        (Exact name of small Business Issuer as specified in its charter)

             Nevada                                       Applied For

(State or other jurisdiction of                (IRS Employer Identification No.)
--------------------------------               ---------------------------------
incorporation or organization)
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1055 West Hastings Street, Suite 1980
Vancouver, British Columbia, Canada                           V6E 2E9
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(Address of principal executive offices)                (Postal or Zip Code)


Issuer's telephone number, including area code:              604-688-8002
                                                     ---------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 31, 2005, our president, C.E.O. and a director, Dr. Ken Cai, resigned from these positions. Dr. Cai's resignation did not result from any disagreement between him and us. Dr. Jeff Yenyou Zheng was appointed as our president and C.E.O. in place of Dr.Cai.Dr. Zheng continues to act as our secretary, treasurer and a director.

On September 1, 2005, we appointed Greg Yanke as our director.

The following is a description of the business experience of our directors and officer:

Jeff Yenyou Zheng - President, Chief Executive Officer, Secretary, Treasurer and Director

Dr. Jeff Yenyou Zheng received his doctorate degree in physics from Flinders University of South Australia in 1990. From 1991 to 2001, he worked as a senior research scientist at the University of British Columbia in Vancouver. Dr. Zheng has also served as an adjunct professor at Tsinghua University in Beijing, China since 1995. He currently acts as president of the Canada China Economy & Technology Centre and as a senior advisor to the Dalian High-Technology Industrial Zone in Dalian City, China. Dr. Zheng is also an advisor to Palcan Fuel Cell Ltd., a British Columbia and Alberta reporting company, with respect to its business development in China. In addition, Dr. Zheng acts as a Founding Director and President of Aquasol EnviroTech Ltd., a British Columbia wastewater treatment company and as a director of Cantronic System Inc., a British Columbia and Alberta reporting company that designs,manufactures and distributes infrared cameras and related products.

Dr. Zheng's principal occupation is as founding director and President of Aquasol Envirotech (Canada) Ltd. Since 1999, he has been responsible for its corporate management and the market development of its proprietary water and wastewater treatment technologies.

Greg Yanke - Director

Greg Yanke is a self-employed securities lawyer and principal of Gregory S. Yanke Law Corporation. From May 1996 to February 2000, he was employed as an associate lawyer with Beruschi and Company ,Barristers and Solicitors, a Vancouver, Canada based law firm that practices securities and corporate law. Mr. Yanke is a graduate of the University of British Columbia, receiving Bachelor degrees in Political Science (1991) and Law (1994).He is a member in good standing with the Law Society of British Columbia.

From September 19, 2001 to April 30, 2003, Mr. Yanke also acted as a director of Surforama.com, Inc.(now known as Erxsys, Inc.), a U.S.reporting company involved in selling classified advertisements via the Internet.


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 2, 2005                 GOLDSTRIKE INC.



                                    By: /s/ Greg Yanke
                                        ----------------------------------------
                                        Greg Yanke, Director